The Colonial BancGroup, Inc.

Forward-Looking Statements

This Presentation contains "forward-looking statements" within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plan for 2002 and beyond, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; and (iv) changes which may occur in the regulatory environment. When used in this presentation, the words "believes," "estimates," "plans," "expects," "should," "may," "might," "outlook," and "anticipates," and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Creating Long Term Value Through:

- Creation of an unmatched franchise.
- Sound lending practices.
- Retail banking focus.

Financial Strength in Local Hands

THE COLONIAL BANCGROUP, INC.

- One bank holding company
  - approximately $13.6 billion in assets in six states
  - concentrations in Florida ($5.5 bil.) and Alabama ($4.4 bil.)
- A proven community banking philosophy that:
  - encourages and supports local autonomy in lending decisions
  - Creates an atmosphere that nurtures and personalizes customer relationships
- Long-standing real estate expertise evident in loan mix and low net charge-offs:
  - Residential real estate = 18% of portfolio
  - Commercial loans secured by real estate = 34% of the portfolio
  - Construction loans secured by real estate = 24% of the portfolio
- Experienced management team
  - 8% insider ownership aligns the interests of shareholders, bondholders and management
- Focused on enhancing fee income and customer relationships

COLONIAL BANK


TENNESSEE
NEVADA
ALABAMA
GEORGIA
FLORIDA
TEXAS
HUNTSVILLE
BIRMINGHAM
MONTGOMERY
ATLANTA
CARROLLTON
MACON
MOBILE
FOLEY
ORLANDO
TAMPA
DALLAS
AUSTIN
LAS VEGAS
NAPLES
MIAMI
REGIONAL BANKS
NORTHERN ALABAMA REGION
BIRMINGHAM REGION
SOUTH CENTRAL REGION
GULF COAST REGION
GEORGIA REGION
CENTRAL FLORIDA REGION
SOUTHWEST FLORIDA REGION
SOUTH FLORIDA REGION
BAY AREA REGION
NEVADA REGION
TEXAS REGION
LOAN PRODUCTION OFFICE

Market Demographics

THE COLONIAL BANCGROUP, INC.



Population Growth in Colonial Bank Regions 1990 – 2000
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
62%
30%
25%
18%
10%
10%
23%
11%
NV
GA
TX
FL
TN
AL
Total Colonial Markets
Entire USA

Totals by State of MSA's and Counties with Colonial Branch Locations.
Source: SNL Securities and Claritas.

Assets by State

THE COLONIAL BANCGROUP, INC.

State	Assets ($ in millions)	Branches	Projected Branch Additions 02-05
Central FL (Greater Orlando)	$ 1,235	42	8
South FL (Miami, Palm Beach)	1,946*	26*	4
Bay Area (Tampa, St. Pete)	724	19	5
Southwest FL (Naples, Ft. Myers)	419	13	8
Total Florida Regions	$ 4,324	100	25
Single Family RE	280		
Mortgage Warehouse Lending	929		
Total Florida	$ 5,533		
Texas (Dallas, Austin)	$ 649	8	6
Nevada (Las Vegas, Reno)	419	11	6
Alabama (Birmingham, Montgomery, Huntsville, Mobile)	4,401	127	5
Georgia (Atlanta, Macon, Columbus)	1,152	23	5
Total number of Branches		269	47

Colonial ranks the 6th largest by number of locations in the state of Florida.

* includes acquisition of Palm Beach National, closed September 3, 2002.

Excludes corporate and mortgage warehouse lending assets. Assets and branches are as of June 30, 2002.

Loan Growth by State

State		Growth Rate Dec. 2001 to June 2002 *	Growth Rate Full Year 2001
Southwest FL	(Naples/Ft. Myers)	12%	1%
South FL	(Miami/Palm Beach)	9%	<1%
Bay Area	(Tampa/St. Petersburg)	9%	14%
Central FL	(Greater Orlando)	6%	3%
Total Florida		8%	3%
Nevada	(Las Vegas/Reno)	27%	18%
Texas	(Dallas/Austin)	24%	18%
Georgia	(Atlanta/Macon/Columbus)	8%	16%
Alabama	(Birmingham/Montgomery/ Huntsville/Mobile)	-7%	-4%

Note: Loan growth from December 31, 2001 to June 30, 2002 excludes $284 million in loans acquired in the First Mercantile Bank purchase.

* Annualized

Core Deposit Growth

THE COLONIAL BANCGROUP, INC.

($ in millions)	Qtd Average 6/30/01	Qtd Average 3/31/02	Qtd Average 6/30/02	Growth Rate 6/01 to 6/02	Growth Rate 3/02 to 6/02
Total Core Deposits	$ 3,643	$ 3,965	$ 4,230	16%*	27%*
Florida only	$ 1,507	$ 1,725	$ 1,806	20%*	19%
Florida as % to total	41%	44%	43%		

* growth rates include impact of acquisitions, total internal growth rates adjusted for the impact of acquisitions would be: 5% 2Q02 versus 1Q02 and 6% 2Q02 versus 2Q01. Florida growth adjusted for acquisitions would be the same for 2Q02 versus 1Q02 and 15% for 2Q02 versus 2Q01.

** annualized

Core deposits exclude all time deposits and brokered deposits.

Retail Deposit Concentration

THE COLONIAL BANCGROUP, INC.



June 30, 2002
Texas 5%
Nevada 4%
Other 2%
Alabama 40%
Florida 41%
Georgia 8%



December 31, 1996
Georgia 8%
Florida 9%
Other 3%
Alabama 80%

Note: As originally reported prior to restatements for mergers accounted for as poolings of interests.

Results - Income before taxes by State

THE COLONIAL BANCGROUP, INC.

($ in thousands)	YTD June '01	YTD June '02	% Growth
Nevada	$ 2,860	$ 5,523	93%
Texas	$ 4,110	$ 7,491	82%
Georgia	$ 9,638	$12,515	30%
Florida	$34,748	$43,275	25%
Alabama	$39,044	$41,672	7%

Outstanding Dividend Record

20 Years of Paying Dividends, Over a decade of Increased Dividends

THE COLONIAL BANCGROUP, INC.



0.6
0.5
0.4
0.3
0.2
0.1
0
In Dollars
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
Years

Dividend Yield: 3.82% (closing price as of 8/23/02 was $13.62)

- Colonial has one of the strongest loan portfolios in the business.

Loan Portfolio - 6/30/02

THE COLONIAL BANCGROUP, INC.



9%
10%
1%
3%
18%
34%
25%
Commercial
Consumer
Real Estate-Commercial
Real Estate-Construction
Real Estate - Residential
Other
Mortgage Warehouse Lending

Construction Loan Portfolio Distribution - 6/30/02

THE COLONIAL BANCGROUP, INC.

Average Loan Size: $522 Thousand



21%
19%
5%
13%
21%
7%
14%
S-F Residential
Development
Office
Condominium
Land Only
Multi Family
Other

75 largest loans total $1 billion. % of 75 largest loans to category total: 39%. Average loan to value ratio: 67% (75 largest loans)

Commercial Real Estate Loan Portfolio Distribution - 6/30/02

THE COLONIAL BANCGROUP, INC.

Average Loan Size: $508 Thousand



18%
16%
11%
13%
5%
7%
30%
Retail
Office
Lodging
Multi-Family
Nursing Home
Office/Warehouse
Other (11 types)

75 largest loans total $776 million. % of 75 largest loans to category total: 22%. Average loan to value ratio 71% (75 largest loans). Owner occupied 23%. Debt coverage ratio: 1.35x.

Non-performing Assets / Loans and OREO

THE COLONIAL BANCGROUP, INC.



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.49%
1.07%
1.34%
1.31%
0.90%
0.78%
0.84%
0.71%
0.60%
0.55%
0.54%
0.64%
0.60%
0.30%
0.46%
0.68%
0.84%
0.39%
0.31%
0.24%
0.24%
0.12%
0.11%
0.09%
0.15%
0.21%
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 Jun-02
Other real estate & repossessions

Note: As originally reported prior to restatements for mergers accounted for as poolings of interests.

Net Charge-Offs/Average Loans



THE COLONIAL BANCGROUP, INC.
Colonial BancGroup
All FDIC insured commercial banks (as of March 2002)
Southern regionals provided by Keefe, Bruyette & Woods (as of March 2002)
1.60%
1.20%
0.80%
0.40%
0.00%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
Jun-02
1.59%
0.96%
0.51%
1.27%
0.78%
0.47%
0.85%
0.33%
0.33%
0.50%
0.17%
0.09%
0.49%
0.22%
0.13%
0.58%
0.29%
0.18%
0.63%
0.30%
0.23%
0.66%
0.30%
0.26%
0.58%
0.29%
0.21%
0.58%
0.32%
0.21%
0.83%
0.38%
0.28%
1.14%
0.35%
0.22%
Note: As originally reported prior to restatements for mergers accounted for as poolings of interests.

Commercial Real Estate and Construction Lending
A Proven Approach

- Solid and Proven Policies and Underwriting
  - We focus on lending to individuals we know
  - We avoid "speculative" projects
  - We make deals that have strong guarantor support to back them up
- Strong Committee Process
  - Low individual lending authorities
  - Multi-tiered Committees
  - Regional Director involvement
- Experienced Credit Group
  - Active involvement by CEO and CCO
  - Credit Review Area
  - Portfolio Evaluation and Strategy Team

Proven Portfolio Strategies
Commercial and Construction Loans

- In 2000, we predicted the Tampa office slowdown well in advance of any available market predictions or trends – this helped us avoid office vacancy problems. In two years, we decreased our Tampa office portfolio by 62% and we have experienced no problems.

- We have always been weary of financing office buildings in Dallas due to the rapid expansion of available space, but we took an even tougher stand on this in early 2001. As a result, while the Dallas market has one of the highest vacancy rates in the nation, Colonial has no credits with vacancy problems. We only have $24 million in office loans in the Dallas market.

- In the last year, we reduced our construction exposure in high end lots and homes in the Atlanta and Dallas markets. This helped us avoid problems in these markets that have recently experienced slower sales in the higher price points.

- Several years ago, Colonial decided to limit its Healthcare portfolio growth to only long term customers with proven track records. This allowed Colonial to avoid the problems other institutions have suffered in the healthcare field.

- Colonial provides customers with more services that create great results.

Retail Banking - Sales, Service & Relationships

- Strategy is based on proactive top-down sales management approach
- Goal: Enhance profit and growth by deepening customer relationships
  - Improve cross sell ratio to 2.65 by 12/31/02 and to 3.00 by 12/31/03 from a current ratio of 2.23
  - Achieve 4 or more products and services per officer on the top 25 customers in each region or sales unit

Retail Banking - Sales, Service & Relationships

Action Steps Implemented

- Converted branches into sales offices - centralized operations to relieve sales office personnel of many operational responsibilities - 1999
- Initiated Selling Customers On Relationships Effectively (SCORE) - 2000
- Introduced Branch Incentive Plan to focus on non-interest income and core deposit growth - 2000
- Incorporated Mystery Shopper Program to measure sales and service effectiveness - 2000
- Hired Retail Banking Director - 2001

Retail Banking - Sales, Service & Relationships

Action Steps Implemented

- Set referral quotas for loan officers to branches and other lines of business - 2001
- Designed measurement tools which include cross sell ratios, changes in households, growth in deposits, non-interest income and electronic banking penetration - 2001
- Redefined proactive sales management roles and responsibilities in BancGroup and Regional banks - 2002
- Hired new Marketing and Sales Directors - 2002

Results - Regional Bank Core Deposit Growth

THE COLONIAL BANCGROUP, INC.

($ in millions)	Average 2Q '01	Average 1Q '02	Average 2Q '02	Growth Rate 2Q '02 v. 2Q '01	Growth Rate 2Q '02 v. 1Q '02 (annualized)
Non-interest Bearing DDA	$ 1,210	$ 1,351	$ 1,367	13%*	5%*
Interest Bearing DDA & Savings	2,433	2,614	2,836	17%*	34%*
Total	$ 3,643	$ 3,965	$ 4,230	16%*	27%*

* growth rates include impact of acquisitions, total internal growth rates adjusted for the impact of acquisitions would be: 6% 2Q02 versus 2Q01 and 5% 2Q02 versus 1Q02.

Results - Noninterest Income Growth

($ in thousands)	2000	2001	YTD June '01	YTD June '02	% Growth '00 - '01	% Growth '01-'02
Noninterest Income	$74,761	$85,008	$41,097	$45,695	14%	11%

Results - Noninterest Income to Total Assets by State

THE COLONIAL BANCGROUP, INC.

	1998	1999	2000	2001	2002 (annualized)
Alabama	0.88%	0.89%	1.04%	1.10%	1.07%
Florida	0.68%	0.66%	0.68%	0.74%	0.81%
Georgia	0.69%	0.58%	0.66%	0.57%	0.58% (1)
Nevada	0.45%	0.35%	1.22%	1.35%	1.31%
Texas	0.20%	0.19%	0.27%	0.42%	0.66%

(1) Loan growth has averaged over 20% thus outpacing growth in noninterest income/total assets

Results - Noninterest Income by State

THE COLONIAL BANCGROUP, INC.

($ in thousands)	2000	2001	2002 (annualized)	% Growth '00 to '01	% Growth '01 to '02
Alabama	$ 39,519	$ 42,664	$ 47,711	8%	12%
Florida	$ 22,976	$ 27,869	$ 37,328	21%	34%
Georgia	$ 5,659	$ 6,122	$ 7,461	8%	22%
Nevada	$ 3,452	$ 5,070	$ 6,248	47%	23%
Texas	$ 617	$ 1,048	$ 4,296	70%	>100%

Results - Service Quality Shops

THE COLONIAL BANCGROUP, INC.

	Inception 1Q 2001	2Q 2002
Average Score	66%	90%
% Improvement	N/A	36%

Wealth Management

($ in thousands)	2000	2001	2002 (annualized)
Revenues	$ 8,530	$ 8,670	$10,188
% Increase	54%	2%	18%
Gross Margin	26%	36%	40%

Wealth Management

THE COLONIAL BANCGROUP, INC.

	2000	2001	2002
Fixed Annuity Revenues ($ in thousands)	$ 649	$ 1,189	$ 4,673
% Increase	N/M	83%	293%
# Of Licensed Annuity Agents	142	240	467*
% Increase	N/M	69%	95%
Assets Under Management	$ 513 million	$800 million	$ 1.33 billion

*Projected end of 2002 - 273 currently; 101 agents in process; 93 anticipated adds

N/M - not meaningful; program began in late 1999

Cash Management

THE COLONIAL BANCGROUP, INC.

($ in thousands)	2000	2001	2002 (annualized)
Noninterest Income	$ 2,117	$ 2,810	$ 3,371
% Increase	41%	33%	20%
Gross Margin	N/M	62%	54%

N/M - Expenses were not reported separately prior to 2001

Cash Management

THE COLONIAL BANCGROUP, INC.

	2000	2001	2002
Commercial Internet Banking Customers	348	617	787
Increase	87%	77%	28%
Noninterest Income ($ in thousands)	$ 658	$ 888	$ 1,271 (annualized)
Increase	43%	35%	43%

Electronic Banking

($ in thousands)	2000	2001	Projected 2002
Revenues	$5,639	$6,918	$7,996
% Increase	13%	23%	16%

Electronic Banking

	Target	2000	2001	6/30/02
Internet Banking Penetration	15%	4.3%	5.3%	6.7%
Increase			23%	53%*

*Annualized Increase

Electronic Banking

THE COLONIAL BANCGROUP, INC.

- New Internet Banking Product - September 2002
  - Enhanced features / functionality
  - CheckFree - Bill payment provider
  - Promotion is designed to increase penetration to 15% in 6 months
- Debit Cards
  - Average monthly revenue per debit card customers - $5.22 for 2001
  - Target penetration of 55% bank-wide would add approx. $1.4 million in additional revenue (47% penetration 6/30/02)
  - Promotion to increase debit cardholders and usage of debit cards

What's Next - Retail Banking

THE COLONIAL BANCGROUP, INC.

- Integration of sales and operational training to ensure maximum utilization of training opportunities
- Expansion of our sales program, SCORE: Selling Customers on Relationships Effectively, to the entire company including back office
- Continual enhancement of our incentive programs
- Reengineering our processes to eliminate non-value added procedures
- Investing in technology systems to enable our staff to sell
- Reallocating operational responsibilities from sales staff to operational staff and adding staff, where appropriate
- Providing expectations and making managers accountable for performance

What's Next - New Product & Services

THE COLONIAL BANCGROUP, INC.

- Premier Account- combined checking, money market and brokerage account, introduced in Nov. 2001. Goal of $35 million in money market balances at 12/31/01- actual $38 million, $101 million as of July 31, 2002 .

- 2002 Product Initiatives
  - Internet banking product replacement- Sept. 2002
    - Enhanced features and functionality
    - Loan inquiry
    - Reliable bill payment provider - CheckFree
    - Real time balances
  - Premier Phase II
    - Improved internet capability
  - Wire transfer confirmations from Federal Reserve delivered directly to business customers via the internet

What's Next - Investing in Technology to Support Retail Banking Initiatives

- Launched Eagle project in July 2001

Objective - To implement automated retail delivery solutions that will enable Colonial to produce sales, provide exceptional service and promote profitable customer relationships while gaining operational efficiencies.

- New call center, teller, platform and loan origination system

What's Next - Investing in Technology to Support Retail Banking Initiatives

Advantages of New Retail Delivery Solution

- Windows Based, user friendly
- Robust sales features, automatic product suggestions and sales prompts
- Automated referrals
- Automated workflow of many manual processes resulting in reduced time, effort and cost
- Decreased training time on technology
- Improved sales incentive plan and compliance reporting
- Automates fee collection

What's Next - Investing in Technology to Support Retail Banking Initiatives

IMAGING

- Significant cost containment and process improvement opportunity
- Improved customer service
- Internet enabled
- CD ROM for business customers

Summary

THE COLONIAL BANCGROUP, INC.

- Great franchise in high growth markets
- Loan growth with excellent asset quality
- More products to more customers
- Expand in market areas through acquisitions and new branches